Exhibit 10.6

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Amended and Restated Investor Rights Agreement (the “Agreement”) is made as of February 15, 2013, among Intersect ENT, Inc., a Delaware corporation (the “Company”), and the stockholders listed on Exhibit A hereto (individually an “Investor” and collectively the “Investors”).

RECITALS

WHEREAS, certain of the Investors are purchasing shares of the Company’s Series D Preferred Stock (the “Series D Stock”), pursuant to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith (the “Financing”);

WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement;

WHEREAS, certain of the Investors (the “Prior Investors”) are holders of the Company’s Series A Preferred Stock (the “Series A Stock”), Series B Preferred Stock (the “Series B Stock”) and Series C Preferred Stock (the “Series C Stock”);

WHEREAS, the Prior Investors and the Company are parties to an Investor Rights Agreement dated October 28, 2010 (the “Prior Agreement”);

WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement and accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement; and

WHEREAS, in connection with the consummation of the Financing, the Company and the Investors have agreed to the registration rights, information rights, and other rights as set forth below.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Restrictions on Transferability; Registration Rights

1.1 Certain Definitions. As used in this Agreement, the following terms have the following respective meanings:

“Board” means the board of directors of the Company.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

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“Convertible Securities” means any bonds, debentures, notes or other evidences of indebtedness, options, warrants, shares (including, but not limited to, shares of Series A Stock, Series B Stock and Series C Stock) or any other securities convertible into, exercisable for, or exchangeable for Common Stock.

“Excluded Securities” shall have the meaning ascribed to such term in the Fourth Article, subsection B.3.(g)(ii) of the Company’s Restated Certificate of Incorporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

“Form S-3 Initiating Holders” means any Holder or Holders who propose to register securities, the aggregate offering price of which, net of underwriting discounts and commissions, exceeds $1,000,000.

“Holder” means (i) any Investor holding Registrable Securities and (ii) any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 1.11 hereof.

“Initiating Holders” means any Holder or Holders who in the aggregate hold not less than 30% of the Registrable Securities then outstanding and who propose to register (i) securities equal to at least 20% of such Holder’s or Holders’ shares in the IPO (or any lesser percentage if the anticipated aggregate proceeds (after deduction for underwriter’s discounts and expenses related to issuance) exceeds $10,000,000), or (ii) securities then held by such Holder or Holders after the IPO.

“IPO” means the first public offering of the Common Stock of the Company to the general public that is affected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act.

“New Securities” means any shares of capital stock of the Company, including Common Stock and Preferred Stock, whether authorized or not, and rights, options, or warrants to purchase said shares of capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided, however, that the term “New Securities” does not include Excluded Securities.

“Other Stockholders” means persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

“Pinnacle Warrant” means that certain warrant to purchase stock, dated November 15, 2007 held by Pinnacle Ventures II Equity Holdings, L.L.C.

“Pro Rata Portion” means the ratio that (x) the sum of the number of shares of the Company’s Common Stock held by an Investor immediately prior to the issuance of

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New Securities, assuming full conversion of the Shares then held by such Investor into the Company’s Common Stock, bears to (y) the sum of the total number of shares of the Company’s Common Stock then outstanding, assuming full conversion of all Shares then outstanding into the Company’s Common Stock.

“Qualified Public Offering” shall have the meaning ascribed to such term in the Fourth section, subsection B.3.(b) of the Company’s Restated Certificate of Incorporation.

The terms “register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 1.3, 1.4 and 1.5 hereof, including, without limitation, all registration, qualification, listing and filing fees, printing expenses, escrow fees, reasonable fees for one counsel for the selling Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

“Registrable Securities” shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares, (ii) for purposes of Section 1 (excluding 1.3) and Section 4 only, Common Stock issued or issuable pursuant to conversion of the Warrant Shares, (iii) any Common Stock of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in clause (i) and (ii) above, and (iv) any shares of Common Stock, or any shares of Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after the date of this Agreement; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or (C) transferred in a transaction pursuant to which the registration rights are not also assigned in accordance with Section 1.11 hereof.

“Restricted Securities” shall mean the securities of the Company required to bear the legend set forth in Section 1.2 hereof.

“Rule 144” means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

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“Rule 145” means Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders.

“Series A Warrants” means those certain warrants to purchase Series A Stock held by the Investors, other than the SVB Warrant and the Pinnacle Warrant.

“Shares” means the Company’s Series A Stock, Series B Stock, Series C Stock, Series D Stock and the Series A Stock issuable upon exercise of the Series A Warrants.

“SVB Warrant” means that certain warrant to purchase stock, dated March 20, 2007 held by SVB Financial Group.

“Warrant Shares” means the shares of Series A Stock issuable upon exercise of the SVB Warrant and the Pinnacle Warrant.

1.2 Restrictions.

(a) Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 1.2 and Section 1.3, provided and to the extent such Sections are then applicable, and (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or (ii) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and, if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act. Notwithstanding the foregoing, no such registration statement or opinion of counsel shall be necessary for a transfer to an affiliate of a Holder or by a Holder which is (A) a partnership to its partners or retired partners in accordance with partnership interests, (B) a limited liability company to its members or former members in accordance with their interest in the limited liability company, (C) a corporation to its stockholders in accordance with their interests in the corporation, or (D) to the Holder’s family member or trust for the benefit of an individual Holder, provided in the case of a transfer to an affiliate and all cases enumerated in clauses (A) – (D) that the transferee is subject to the terms of this Section 1.2 and Section 1.3 as if such transferee were an original Holder hereunder. Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 1.2.

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(b) Each certificate representing Registrable Securities shall be stamped or otherwise imprinted with legends substantially in the following forms (in addition to any legend required under applicable state securities laws, the Company’s charter documents or any other agreement between the Company and the Holder thereof):

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(c) The Company shall promptly reissue unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be disposed of without registration, qualification or legend.

1.3 Requested Registration.

(a) Request for Registration. If the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance, the Company will:

(i) promptly deliver written notice of the proposed registration, qualification, or compliance to all other Holders; and

(ii) as soon as practicable, use best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws, and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request delivered to the Company within 20 days after delivery of such written notice from the Company;

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provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification, or compliance pursuant to this Section 1.3:

(A) Prior to the earlier of: (i) two years following the date of this Agreement, and (ii) six months following the effective date of the IPO;

(B) After the Company has effected two such registrations pursuant to this Section 1.3, such registrations have been declared or ordered effective, and the securities offered pursuant to such registrations have been sold;

(C) During the period starting with the date 60 days prior to the Company’s estimated date of filing of, and ending on a date 180 days after the effective date of, a registration initiated by the Company; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company’s estimate of the date of filing such registration statement is made in good faith in a certificate signed by the President of the Company;

(D) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or

(E) If in the good faith judgment of the Board, such registration would be seriously detrimental to the Company and the Board concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and the Company thereafter delivers to the Initiating Holders a certificate, signed by the President or Chief Executive Officer of the Company, stating that in the good faith judgment of the Board it would be detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company’s obligation to use best efforts to register, qualify or comply under this Section 1.3 shall be deferred for a period not to exceed 90 days from the delivery of the written request from the Initiating Holders.

Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable and shall cause such registration to become effective no later than ninety (90) days after receipt of the request or requests of the Initiating Holders. The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 1.3(c) and Section 1.2 hereof, include other securities of the Company with respect to which registration rights have been granted, and may include securities being sold for the account of the Company.

(b) Underwriting. The right of any Holder to registration pursuant to this Section 1.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities held by such Holder.

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(c) Procedures. If the Company shall request inclusion in any registration pursuant to this Section 1.3 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to this Section 1.3, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the applicable provisions of this Section 1. The Company shall (together with all Holders or other persons proposing to distribute their securities through such underwriting) enter into and perform its obligations under an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.3, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the registration and underwriting shall be allocated first, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; second, to any stockholder of the Company (other than a Holder) on a pro rata basis; and third, to the Company. Notwithstanding the foregoing, in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below 25% of the total amount of securities included in such offering, unless such offering is a Qualified Public Offering, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included in such offering or (ii) any securities held by Other Stockholders be included in such offering if any Registrable Securities held by a Holder (and that such Holder has requested to be registered) are excluded from such offering. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a venture capital fund, partnership or corporation, the affiliated venture capital funds, partners, retired partners, stockholders and related individuals of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Selling Holder,” and any pro rata reduction with respect to such “Selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals. The Company shall advise all holders of securities requesting registration of the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated as set forth in Section 1.12. If any person who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person shall be excluded therefrom by written notice delivered by the Company or the managing underwriter. Any Registrable Securities and/or other securities so excluded or withdrawn shall also be withdrawn from registration. Any Registrable Securities and/or other securities so excluded or withdrawn shall also be withdrawn from registration.

1.4 Registration on Form S-3.

(a) Qualification on Form S-3. After the IPO, the Company shall use best efforts to qualify for registration on Form S-3 or any comparable or successor form. To that end the Company shall register (whether or not required by law to do so) its Common Stock under the Exchange Act in accordance with the provisions of the Exchange Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form or forms.

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(b) Request for Registration on Form S-3. After the Company has qualified for the use of Form S-3, if the Company shall receive from Form S-3 Initiating Holders a written request that the Company effect a registration on Form S-3 the Company will:

(i) promptly deliver written notice of the proposed registration to all other Holders; and

(ii) as soon as practicable, use best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws, and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request delivered to the Company within 20 days after delivery of such written notice from the Company;

provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.4 if:

(A) The Company has effected two such registrations during the preceding twelve-month period;

(B) The condition in Section 1.3(a)(ii)(C) has been met;

(C) The condition in Section 1.3(a)(ii)(D) has been met; or

(D) The condition in Section 1.3(a)(ii)(E) has been met.

(c) Underwriting; Procedure. If a registration requested under this Section 1.4 is for an underwritten offering, the provisions of Sections 1.3(b) and 1.3(c) shall apply to such registration.

(d) S-3’s not Demands. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Section 1.3.

1.5 Company Registration.

(a) Notice of Registration. If the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders other than (A) a registration pursuant to Sections 1.3 or 1.4 hereof, (B) a registration relating solely to employee benefit plans, (C) a registration relating solely to a Rule 145 transaction or (D) a registration on any registration form that does not permit secondary sales, the Company will:

(i) deliver to each Holder written notice thereof within 30 days of such determination; and

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(ii) use best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.5(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made by any Holder and delivered to the Company within ten days after the written notice is delivered by the Company. Such written request may include all or a portion of a Holder’s Registrable Securities.

(b) Underwriting; Procedures. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.5(a)(i). In such event, the right of any Holder to registration pursuant to this Section 1.5 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into and perform their obligations under an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.5, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the registration and underwriting shall be allocated first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis. Notwithstanding the foregoing, in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below 25% of the total amount of securities included in such offering, unless such offering is a Qualified Public Offering, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included in such offering or (ii) any securities held by Other Stockholders be included in such offering if any Registrable Securities held by a Holder (and that such Holder has requested to be registered) are excluded from such offering. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a venture capital fund, partnership or corporation, the affiliated venture capital funds, partners, retired partners, stockholders and related individuals of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Selling Holder,” and any pro rata reduction with respect to such “Selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals. The Company shall advise all holders of securities requesting registration of the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated as set forth in Section 1.12. If any person who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person shall be excluded therefrom by written notice delivered by the Company or the managing underwriter. Any Registrable Securities and/or other securities so excluded or withdrawn shall also be withdrawn from registration.

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(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.5 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

1.6 Registration Procedures. In the case of each registration, qualification, or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification, and compliance and as to the completion thereof and, at its expense, the Company will:

(a) Prepare and file with the Commission a registration statement with respect to such securities and use best efforts to cause such registration statement to become and remain effective for at least 120 days or until the distribution described in the registration statement has been completed, whichever occurs first; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of common stock or other securities of the Company, and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to up to 180 days provided that if Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (A) includes any prospectus required by Section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above shall be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

(b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus, and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

(c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a

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material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

(e) Use best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(f) Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(g) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

(h) Use best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities (to the extent the then-applicable standards of professional conduct permit said letter to be addressed to the Holders).

1.7 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them, and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1, and the refusal to furnish such information by any Holder or Holders shall relieve the Company of its obligations in this Section 1 with respect to such Holder or Holders. Furthermore, the Company shall have no obligation with respect to any registration requested pursuant to Section 1.3 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares

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or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in the definition of “Initiating Holders” or “Form S-3 Initiating Holders,” whichever is applicable.

1.8 Indemnification.

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors, partners, legal counsel and accountants, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular, or other document (including any related registration statement, notification, or the like), or any amendment or supplement thereto, incident to any such registration, qualification, or compliance, or based on or arising out of any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners, legal counsel and accountants, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing, defending or settling any such claim, loss, damage, liability or action, as such expenses are incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling person, or underwriter and stated to be specifically for use therein. The Company shall not be required to indemnify any person against any liability arising out of the failure of any Holder or any person acting on behalf of a Holder to deliver a prospectus as required by the Securities Act. It is agreed that the indemnity agreement contained in this Section 1.8 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel and accountants, and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such

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Holder and Other Stockholder, each of their officers, directors, and partners and each person controlling such Holder or Other Stockholder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Stockholders, directors, officers, partners, legal counsel and accountants, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that that in no event shall any indemnity under this Section 1.8 exceed the gross proceeds received by such Holder in such offering.

(c) Each party entitled to indemnification under this Section 1.8 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any claim, loss, damage, liability or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such claim, loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one

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hand and the Indemnified party on the other in connection with the statements or omissions that resulted in such claim, loss, damage, liability, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 1.8 were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above. In no event shall any contribution by a Holder under this Section 1.8 exceed the gross proceeds received by such Holder in such offering.

(e) The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, and liabilities referred to above in this Section 1.8 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 1.8(c). No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(g) The obligations of the Company and Holders under this Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement.

1.9 Expenses of Registration. All Registration Expenses incurred in connection with any registration effected pursuant to 1.3, 1.4 or 1.5 and reasonable fees for one counsel for the selling Holders shall be borne by the Company; provided, however, that if the Holders bear the Registration Expenses for any registration proceeding begun pursuant to Section 1.3 and subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section 1.3. Furthermore, in the event that a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 1.3, such registration proceeding shall not be counted as a requested registration pursuant to Section 1.3, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

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1.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration after such time as a public market exists for the Common Stock of the Company, the Company agrees to use best efforts to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) So long as a Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of any other reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

1.11 Transfer of Registration Rights. The rights to cause the Company to register securities granted to any party hereto under Section 1 may be assigned by a Holder only to a transferee or assignee who acquires at least 20% of shares of Registrable Securities (as appropriately adjusted for stock splits and the like) held by such Holder, provided that the Company is given written notice at the time of or within a reasonable time after said assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being assigned, and, provided further, that the assignee of such rights assumes in writing the obligations of such Holder under this Section 1. Notwithstanding the foregoing, no such minimum share assignment requirement shall be necessary for an assignment to an affiliate of a Holder or by a Holder which is (A) a partnership to its partners or retired partners in accordance with partnership interests, (B) a limited liability company to its members or former members in accordance with their interest in the limited liability company, (C) a corporation to its stockholders in accordance with their interests in the corporation or (D) to the Holder’s family member or trust for the benefit of an individual Holder.

1.12 Procedure for Underwriter Cutbacks. In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company with registration rights (the “Other Shares”) requested to be included in a registration on behalf of Holders or Other Stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and Other Stockholders requesting inclusion of shares pro rata based upon the total number of Registrable Securities or Other Shares held by such Holders and Other Stockholders,

15

respectively; provided, however, that such allocation shall not operate to reduce the aggregate number of Registrable Securities or Other Shares to be included in such registration if any Holder or Other Stockholder does not request inclusion of the maximum number of shares of Registrable Securities or Other Shares allocated to such Holder or Other Stockholder pursuant to the above-described procedure, in which case the remaining portion of his allocation shall be reallocated among those requesting Holders and Other Stockholders whose allocations did not satisfy their requests pro rata on the basis of total number of shares of Registrable Securities and Other Shares held by such Holders and Other Stockholders, and this procedure shall be repeated until all shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and Other Stockholders have been so allocated. Notwithstanding anything else set forth herein or in any other agreement, the Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include Other Shares, or in the case of registrations pursuant to Section 1.3 or 1.4 hereof, in order to include in such registration securities registered for the Company’s own account.

1.13 Standoff Agreement. In connection with the IPO and upon request of the Company or the underwriters managing such offering of the Company’s securities, each Holder hereby agrees not to sell, make any short sale of, loan, pledge or otherwise hypothecate or encumber, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than any disposed of in the registration and those acquired by the Holder in the registration or thereafter in open market transactions) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days from the effective date of such registration or such other period as may be requested by the Company or an underwriter to facilitate compliance with NASD Rule 2711 or NYSE Rule 472, or any successor provisions or amendments thereto) as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the IPO. The foregoing provisions of this Section 1.13 shall apply only to the IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Holders only if all officers, directors, and stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock) are subject to the same restrictions. The underwriters in connection with such registration are intended third-party beneficiaries of this Section 1.13 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 1.13 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.

1.14 Termination of Rights. The rights of any particular Holder to cause the Company to register securities under Sections 1.3, 1.4 and 1.5 shall terminate with respect to such Holder upon the earlier of (i) five years following the consummation of a Qualified Public Offering, or (ii) when, after the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act, such Holder can sell all of its Registrable Securities within a three month period pursuant to Rule 144.

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1.15 Limitations of Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least seventy percent (70%) of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in Section 1.3(a) or within 120 days after the effective date of any registration effected pursuant to Section 1.3.

1.16 Foreign Registrations. Any registration of the Company’s shares of capital stock under the laws of any nation other than the United States for purposes of making a public offering of the Company’s capital stock in such other nation and creating a public market for the Company’s capital stock in such other nation shall be subject to the express prior written approval of the US Venture Partners IX, L.P., KPCB Holdings, Inc., PTV Sciences II, L.P. and Norwest Venture Partners XI, LP (collectively with its affiliates, “NVP”) or their affiliates which approval may be withheld in their sole discretion, for any reason.

2. Right of First Refusal

2.1 Right of First Refusal.

(a) Right of First Refusal. Subject to the terms and conditions contained in this Section 2.1, the Company hereby grants to each Investor who owns shares of Registrable Securities the right of first refusal to purchase such Investor’s Pro Rata Portion of any New Securities which the Company may, from time to time, propose to issue and sell.

(b) Notice of Right. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Investor written notice of its intention, describing the type of New Securities and the price and terms upon which the Company proposes to issue the same. Each Investor shall have 20 days from the date of delivery of any such notice to agree to purchase up to such Investor’s Pro Rata Portion of such New Securities, for the price and upon the terms specified in the notice, by delivering written notice to the Company and stating therein the quantity of New Securities to be purchased.

(c) Lapse and Reinstatement of Right. The Company shall have 90 days following the 20 day period described in Section 2.1(b) to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 30 days from the date of said agreement) to sell the New Securities with respect to which the Investors’ right of first refusal was not exercised, at a price and upon terms no more favorable to the purchasers of such securities than specified in the Company’s notice. In the event the

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Company has not sold the New Securities or entered into an agreement to sell the New Securities within said 90 day period (or sold and issued New Securities in accordance with the foregoing within 30 days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Investors in the manner provided above.

2.2 Assignment of Right of First Refusal. The right of first refusal granted hereunder may not be assigned or transferred, except that such right is assignable (i) by each Investor to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Securities Act, controlling, controlled by, or under common control with, any such Investor; or (ii) between and among any Investors.

2.3 Termination of Right of First Refusal. The right of first refusal granted under Section 2.1 of this Agreement shall expire immediately prior to the earlier of: (a) the consummation of the IPO; or (b) the consummation of a Liquidation as defined in the Company’s Restated Certificate of Incorporation.

3. Affirmative Covenants of the Company. The Company hereby covenants and agrees as follows:

3.1 Detailed Financial Information. So long as an Investor holds at least 2,000,000 shares of Registrable Securities (as adjusted for any stock splits, consolidations and the like) (a “Major Investor”), the Company will furnish to each Major Investor such following reports:

(a) Within 30 days of the end of each calendar month, a monthly income statement, balance sheet, and cash flow statements signed by the senior financial officer of the Company;

(b) Within 30 days at the end of each fiscal quarter, a quarterly income statement, balance sheet, and cash flow statements signed by the senior financial officer of the Company;

(c) Within 180 days of fiscal year end, annual financial statements certified by a nationally recognized accounting firm;

(d) No later than thirty (30) days prior the start of each new fiscal year, a Board-approved budget and summary operating plan for the fiscal year; and

(e) As soon as practicable following the end of each fiscal quarter, a summary capitalization table including all shares, option, warrant, and debt holders.

3.2 Company Confidential Information. Each Investor agrees to hold in confidence and trust and not to misuse or disclose any confidential information provided pursuant to this Section 3. The Company shall not be required to comply with this Section 3 in respect of any Investor whom the Board determines in good faith to be a competitor or an officer, employee, director, or greater than 10% stockholder of a competitor.

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3.3 Inspection. The Company shall permit each Major Investor, at such Major Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.3 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

3.4 Stock Option Vesting; Company Repurchase Rights. Unless otherwise approved by a majority of the Board, the Company shall cause (i) all stock options granted during the term of this Agreement to vest as follows: twenty-five percent (25%) of the shares vest one (1) year following the vesting commencement date, with the remaining seventy-five percent (75%) vesting in equal installments over the next three (3) years, (ii) all unvested shares acquired by an employee of the Company pursuant to a stock purchase plan or stock option plan to be subject to repurchase by the Company upon such employee’s termination of employment with the Company at the price per share at which such shares were originally acquired by such employee and (iii) all unvested shares acquired by an employee pursuant to a stock purchase plan or stock option plan to be non-transferrable by the holder thereof until fully vested.

3.5 Director and Officer Insurance. The Company will use its best efforts to obtain and maintain in full force and effect director and officer liability insurance in an amount satisfactory to the Board of Directors.

3.6 Right to Conduct Activities. The Company hereby agrees and acknowledges that NVP is a professional investment fund, and as such invests in numerous portfolio companies, some of which may be deemed competitive with the Company’s business (as currently conducted or as currently proposed to be conducted). The Company hereby agrees that, to the extent permitted under applicable law, NVP shall not be liable to the Company for any claim arising out of, or based upon, (a) the investment by NVP in any entity competitive with the Company, or (b) actions taken by any partner, officer or other representative of NVP to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however that the foregoing shall not relieve (x) NVP or any party from liability associated with the willful misuse of the Company’s confidential information obtained pursuant to Section 3.2, or (ii) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.

3.7 Foreign Corrupt Practices Act Enforcement Actions. The Company shall promptly notify NVP should the Company become aware of any Enforcement Action (as defined in the Purchase Agreement).

3.8 Termination of Covenants. The covenants set forth in Sections 3.1, 3.3 and 3.4 shall terminate and be of no further force or effect upon the earlier to occur of (a) the consummation of the IPO; (b) the consummation of a Liquidation as defined in the Company’s Restated Certificate of Incorporation; or (c) the date on which the Company is required to file reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

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4. Miscellaneous.

4.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California without regard to choice of laws or conflict of laws provisions thereof.

4.2 Successors and Assigns. Except as otherwise specifically set forth in this Agreement, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided by this Agreement.

4.3 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.

4.4 Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, return receipt requested, or otherwise delivered by hand or by messenger or confirmed facsimile, addressed (a) if to an Investor, at such Investor’s address set forth on the signature page of this Agreement, or at such other address as such Investor shall have furnished to the Company in writing, or (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, at its address set forth on the signature page of this Agreement addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Investors. Unless specifically stated otherwise, if notice is provided by mail, it shall be deemed to be delivered upon proper deposit in a mailbox, if notice is provided by facsimile, it shall be deemed to be delivered upon receipt by the sender of confirmation of facsimile transmission, and if notice is delivered by hand or by messenger, it shall be deemed to be delivered upon actual delivery.

4.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Investor upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

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4.6 Dispute Resolution Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs, and disbursements in addition to any other relief to which such party may be entitled.

4.7 Counterparts. This Agreement may be executed in any number of counterparts and signatures may be delivered by facsimile, each of which may be executed by less than all parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

4.8 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement and the balance of this Agreement shall be enforceable in accordance with its terms.

4.9 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.10 Amendment and Waiver. Any provision of this Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and an Investor or Investors holding, in the aggregate, at least seventy percent (70%) of the outstanding shares of the Registrable Securities provided, however that Sections 3.6 and 3.7 may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of NVP. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Investor and the Company.

4.11 Effect of Amendment or Waiver. The Investors and their successors and assigns acknowledge that by the operation of Section 4.10 hereof Investors holding at least seventy percent (70%) of the outstanding Registrable Securities, acting in conjunction with the Company, will have the right and power to diminish or eliminate any or all rights pursuant to this Agreement.

4.12 Aggregation of Stock. All shares of Preferred Stock and Common Stock of the Company held or acquired by affiliated entities or persons shall be aggregated for the purpose of determining the availability of any rights under this Agreement.

4.13 Exclusivity. In the event that the Company receives an unsolicited offer from a third party to consummate a transaction described in Article IV, subsection B.2.(c)(ii-iii) of the Company’s Restated Certificate of Incorporation (an “Offer”), then, for a period of 30 days after receipt of the Offer, the Company will not agree to exclusively negotiate with such third party.

4.14 Amendment and Restatement of Prior Agreement. The Prior Agreement is hereby amended in its entirety and restated herein. All provisions of, rights granted in and

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covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect, including, without limitation, all rights of first refusal and any notice period associated therewith otherwise applicable to the transactions contemplated by the Purchase Agreement.

[THIS SPACE LEFT BLANK INTENTIONALLY]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

INTERSECT ENT, INC.

By:	/s/ Lisa D. Earnhardt
Lisa D. Earnhardt
President and Chief Executive Officer

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

INVESTOR:

U.S. VENTURE PARTNERS IX, L.P.

By:	Presidio Management Group IX, L.L.C.
Its:	General Partner

By:	/s/ Michael P. Maher
Michael P. Maher
Its:	Attorney-In-Fact

Address:	2735 Sand Hill Road
Menlo Park, CA 94025
Attn: Chief Financial Officer
deals@usvp.com

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

INVESTOR:

KPCB HOLDING, INC., AS NOMINEE

By:	/s/ Susan Biglieri
Susan Biglieri

Address:	2750 Sand Hill Road
Menlo Park CA 94025

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

INVESTOR:

Norwest Venture Partners XI, LP
By:	Genesis VC Partners XI, LLC, General Partner

By:	NVP Associates, LLC,
Managing Member

By:	/s/ Casper de Clercq
Casper de Clercq

Address:	525 University Avenue, Suite 800
Palo Alto, CA 94301-1922
Attn: General Counsel

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

INVESTOR:

PTV SCIENCES II, L.P.

By:	Pinto Technology Ventures GP II, L.P.
Its:	General Partner

By:	Pinto TV GP Company, LLC
Its:	General Partner

By:	/s/ Rick D. Anderson
Rick D. Anderson
Managing Director

Address:	3600 N. Capital of Texas Hwy
Building B, Suite 245
Austin, TX 78746

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

INVESTORS:

DAG VENTURES III-QP, L.P.

By:	DAG Ventures Management III, LLC
Its:	General Partner

By:	/s/ John Cadeddu
John Cadeddu, Managing Director

Address:	251 Lytton Avenue, Suite 200
Palo Alto, CA 94301

DAG VENTURES III, L.P.

By:	DAG Ventures Management III, LLC
Its:	General Partner

By:	/s/ John Cadeddu
John Cadeddu, Managing Director

Address:	251 Lytton Avenue, Suite 200
Palo Alto, CA 94301

DAG VENTURES GP FUND III, LLC

By:	DAG Ventures Management III, LLC
Its:	Managing Member

By:	/s/ John Cadeddu
John Cadeddu, Managing Director

Address:	251 Lytton Avenue, Suite 200
Palo Alto, CA 94301

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

INVESTORS:

FREDERIC H. MOLL

/s/ Frederic H. Moll
Signature

Address:	3746 Clay Street
San Francisco, CA 94118

THE DUANE FAMILY TRUST

By:	/s/ Jon R. Duane
Jon R. Duane, Trustee

Address:	149 Selby Lane
Atherton, CA 94027

DAVID W. GRYSKA

/s/ David W. Gryska
Signature

Address:	27 Tehama
Carmel, CA 93923

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

INVESTORS:

CASILLI FAMILY HOLDINGS

By:	/s/ Gerald S. Casilli
Gerald S. Casilli, Managing Partner

Address:	2905 Woodside Road
Woodside, CA 95006
Attn: Gerald S. Casilli

CASILLI INVESTMENT PARTNERS

By:	/s/ Gerald S. Casilli
Gerald S. Casilli, Partner

Address:	2905 Woodside Road
Woodside, CA 95006
Attn: Gerald S. Casilli

CASILLI REVOCABLE TRUST

By:	/s/ Gerald S. Casilli
Gerald S. Casilli, Trustee

Address:	2905 Woodside Road
Woodside, CA 95006
Attn: Gerald S. Casilli

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

INVESTORS:

CHEYENNE SINEXUS PARTNERS, L.P.

By:	/s/ Gregory F. Eaton
Gregory F. Eaton
Managing Director

Address:	2995 Woodside Road, Suite 400
Woodside, CA 94062

GREGORY F. EATON

/s/ Gregory F. Eaton
Signature

Address:	c/o Cheyenne Partners
2995 Woodside Road, Suite 400
Woodside, CA 94062

HARMONY PARTNERS FUND I, L.P.
BY: HARMONY PARTNERS I, LLC
ITS: GENERAL PARTNER

By:	/s/ Gregory F. Eaton
Name:	Gregory Eaton, Managing Director

Address:	Suite 240
2200 Sand Hill Road
Menlo Park, CA 94025

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

INVESTORS:

ESTATE OF RICHARD BREWER

/s/ Julie Brewer
Signature

Address:	5 Bird Hill Lane
Santa Cruz, CA 95060

GARY KREMEN

Signature

Address:	1259 El Camino Real, Suite 500
Menlo Park, CA 94025

STEPHEN P. MOORE AND LAURIE D. MOORE
TRUST DATED 5/17/02

/s/ Stephen P. Moore
Signature

Address:	1485 Kingwood Drive
Hillsborough, CA 94010

JOHN OSTERWEIS, TRUSTEE FOR THE
OSTERWEIS REVOCABLE TRUST
U/A DATED 9/13/93

Signature

Address:	c/o Osterweis Capital Management
One Maritime Plaza, Suite 800
San Francisco, CA 94111

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTOR:

W. JOHN NICHOLSON & CYNTHIA NICHOLSON
2001 CRT

By:
W. John Nicholson, Trustee

Address:	P.O. Box 620312
Woodside, CA 94062

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTOR:

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (DAPER I)

By:	/s/ Martina S. Poquet
Martina S. Poquet,
Managing Director – Separate Investments

Address:	Stanford Management Company
Attn: Jeffrey Sefa-Boakye
635 Knight Way
Stanford, CA 94305-7297

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTOR:

MEDTRONIC, INC.

By:	/s/ Chadwick M. Cornell

Name:	Chadwick M. Cornell

Title:	VP, Corporate Development

Address:	710 Medtronic Parkway
Minneapolis, MN 55432

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTORS:

SVB FINANCIAL GROUP

By:

Print Name:

Title:

Address:

PINNACLE VENTURES II EQUITY HOLDINGS, L.L.C.

By:

Print Name:

Title:

Address:

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTOR:

By:	/s/ Robert Binney

Name:	Robert Binney

Title:	VP, Sales

Address:	4235 Iron Duke Ct.
Duluth, GA 30097

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTOR:

By:	/s/ David J. Christopher

Name:	David J. Christopher

Title:	Territory Manager

Address:	139 Valley View Rd.
New Hartford, NY 13413

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTOR:

By:	/s/ Monika De Martini

Name:	David P. and Monika A. De Martini
Living Trust, dtd 11/16/04

Title:	Trustee (Intesect ENT CFO)

Address:	505 Broughton Lane
Foster City, CA 94404

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTOR:

By:	/s/ Nicholas J. Freeman

Name:	Nicholas J. Freeman

Title:	Regional Sales Manager

Address:	2642 W. Cortez, #1
Chicago, IL 60622

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTOR:

By:	/s/ Matthew A. Gelfman

Name:	Matthew A. Gelfman

Title:	NYC TM

Address:	18 Cedar Drive East
Old Bethpage, NY 11804

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTOR:

By:	/s/ Louis J. Groza

Name:	Louis J. Groza

Title:	Sales

Address:	2685 Henthorn Rd
Columbus, OH 43221

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTOR:

By:	/s/ Richard Kaufman

Name:	Richard Kaufman

Title:	C.O.O. Intersect ENT

Address:	80 Old Orchard Road
Los Gatos, CA 95033

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTOR:

By:	/s/ Michelle Kirrene

Name:	Michelle Kirrene

Title:	Territory Manager

Address:	655 5th Street, #13
San Francisco, CA 94107

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTOR:

By:	/s/ Daniel Madara

Name:	Daniel Madara

Title:	Territory Manager

Address:	806 Standish Avenue
Westfield, NJ 07090

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTOR:

By:	/s/ Brandon Pardon

Name:	Brandon Pardon

Title:	Territory Manager

Address:	3719 Kalanchoe Pl
Wesley Chapel, FL 33544

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTOR:

By:	/s/ Clayton Garrett Perry

Name:	Clayton Garrett Perry

Title:	Territory Manager

Address:	8610 Cabron Ave
Dallas, TX 75209

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTOR:

By:	/s/ Stephen B. Shreiner

Name:	Stephen B. Shreiner

Title:	Regional Sales Manager

Address:	9328 Chiswell Road
Dallas, TX 75238

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTOR:

By:	/s/ Brian Stenger

Name:	Brian Stenger

Title:	Territory Manager

Address:	4222 N. 34th Pl
Phoenix, AZ 85018

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTOR:

By:	/s/ Maureen Swink

Name:	Maureen Swink

Title:	Territory Manager

Address:	18416 Harbor Light Blvd
Cornelius, NC 28031

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTOR:

By:	/s/ David M. Tompkins

Name:	David M. Tompkins

Title:	Sales

Address:	1409 E. 35th Place
Tulsa, OK 74105

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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INVESTOR:

By:	/s/ Amy Wolbeck

Name:	Amy Wolbeck

Title:	Intersect ENT VP, RA/QA

Address:	4913 Kinsington Court
Santa Rosa, CA 95405

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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EXHIBIT A

INVESTORS

Norwest Venture Partners XI, LP

U.S. Venture Partners IX, L.P.

KPCB Holdings, Inc., as nominee

PTV Sciences II, L.P.

DAG Ventures III-QP, L.P.

DAG Ventures III, L.P.

DAG Ventures GP Fund III, LLC

Medtronic, Inc.

Frederic H. Moll

Duane Family Trust, Jon R. Duane, Trustee

Casilli Family Holdings

Casilli Investment Partners

Casilli Revocable Trust

The Board of Trustees of the Leland Stanford Junior University (DAPER I)

Cheyenne Sinexus Partners, L.P.

W. John Nicholson & Cynthia Nicholson 2001 CRT

David W. Gryska

Richard B. Brewer

Gregory F. Eaton

Harmony Partners Fund I, L.P.

Gary Kremen

Steve Moore

John Osterweis

John Osterweis, Trustee for the Osterweis Revocable Trust u/a dated 9/13/93

SVB Financial Group

Pinnacle Ventures II Equity Holdings, L.L.C.

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

EXHIBIT A

Robert H. Binney

David J. Christopher

David P and Monika A De Martini Living Trust dated 11/16/2004

Nicholas J. Freeman

Matthew A. Gelfman

Louis J. Groza

Richard Kaufman

Michelle Kirrene

Daniel Madara

Brandon Pardon

Clayton G. Perry

Stephen B. Shreiner

Brian R. Stenger

Maureen Swink

David M. Tompkins

Amy Wolbeck

SERIES D PREFERRED STOCK FINANCING

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

EXHIBIT A